                                   [GRAPHIC]

                       Annual Report September 30, 2001


Oppenheimer
Limited-Term
Government Fund


                          [LOGO] OPPENHEIMER FUNDS(R)

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Limited-Term Government Fund seeks high current return and safety of principal.

   CONTENTS

1  Letter to Shareholders

3  An Interview with Your Fund's Managers

6  Fund Performance

12 Financial Statements

34 Independent Auditors' Report

35 Federal Income Tax Information

36 Officers and Trustees


Average Annual Total Returns*

               For the 1-Year Period
               Ended 9/30/01
               Without                With
               Sales Chg.             Sales Chg.
------------------------------------------------
Class A        8.98%                  5.17%
------------------------------------------------
Class B        8.17                   4.17
------------------------------------------------
Class C        8.08                   7.08
------------------------------------------------
Class Y        9.19
------------------------------------------------


  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

* See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


1 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

LETTER TO SHAREHOLDERS

     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
October 19, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PHOTO]
Portfolio Management Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri

How did Oppenheimer Limited-Term Government Fund perform during the one-year period that ended September 30, 2001?

A. We are pleased to report that the Fund delivered an average annual total return, without sales charges, of 8.98% for Class A shares for the one-year period that ended September 30, 2001. We attribute the Fund's solid performance to several factors: first was our active management of the portfolio's allocations among Treasury and non-Treasury securities; second, our emphasis on long-term total return; and, finally, our strict adherence to our long-term investment strategy amidst volatile market conditions over the past 12 months

What key events most significantly characterized the bond markets over the reporting period?

Overall, continuous volatility and dramatic shifts in conditions marked the fixed income markets during the past year. Throughout the latter part of 2000, non-Treasury securities, or spread products, largely underperformed Treasuries. Corporate bonds, and in particular, mortgage-backed securities suffered the most. As we entered 2001, yield spreads--or the differences in yield between Treasuries and non-Treasury securities--had become wider than historical norms.

     By May 2001, the yield advantage that spread products offered over Treasuries had become evident to investors, spurring buying interest. This led to improved price performance for spread products and a slight narrowing of yield spreads. However, in June 2001, the Treasury market rallied steadily as the stock market declined. So far, over the course of 2001, the Federal Reserve implemented perhaps the most aggressive easing of policy in several years, lowering short-term interest rates on eight separate occasions in an attempt to stimulate the sluggish U.S. economy. The eighth of these rate cuts occurred immedi-


3 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Average Annual Total Returns
For the Periods Ended 9/30/01/1/

Class A
1-Year      5-Year       10-Year
----------------------------------
5.17%       5.70%        6.01%

Class B                  Since
1-Year      5-Year       Inception
----------------------------------
4.17%       5.51%        5.32%

Class C                  Since
1-Year      5-Year       Inception
----------------------------------
7.08%       5.65%        5.78%

Class N                  Since
1-Year      5-Year       Inception
----------------------------------
N/A         N/A          3.74%

Class Y                  Since
1-Year      5-Year       Inception
----------------------------------
9.19%       N/A          6.34%

Standardized Yields/2/
For the 30 Days Ended 9/30/01
----------------------------------
Class A        4.35%
----------------------------------
Class B        3.76
----------------------------------
Class C        3.75
----------------------------------
Class N        4.50
----------------------------------
Class Y        3.67
----------------------------------

ately following the September 11 terrorist attacks on New York City and Washington, D.C. The fluctuations in interest rate, coupled with the four-day closure of the U.S. markets, served to heighten already significant volatility in the bond markets.

How did you manage the Fund in light of this volatility?
We actively manage the Fund for a favorable long-term total rate of return, while continually attempting to enhance yield amidst changing market conditions. Typically, we maintain a slightly higher allocation to non-Treasuries relative to Treasuries, particularly emphasizing mortgage-backed securities, since mortgages have a tendency to outperform Treasuries over the long term. In addition, they can serve to enhance the portfolio's yield.

   This year, we modestly increased our exposure to Treasuries to capture gains from their rally during continued Fed rate cuts. However, please note, as a rule, that we do not make drastic shifts in our target allocations. We generally adhere to our long-term strategy and prefer to incorporate minor adjustments to the portfolio's allocations, instead of trying to "time the market" with substantial shifts in our holdings. We believe that to do so would not only compromise our disciplined strategy, but could also negatively affect the Fund's long-term performance.

What factors most significantly influenced performance this period?
Slightly increasing our exposure to Treasuries clearly benefited the Fund's performance during the period that ended September 30, 2001. Additionally, the fact that we emphasized five-year Treasury securities and positioned our exposure to focus on that part of the yield curve positively affected performance. As the Fed eased interest rates dramatically over the year, the Treasury yield curve steepened, helping shorter-term maturities outperform.

1. See Notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.


4 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

   Credit Allocation/3/

      [PIE CHART]

 . Government
  Agency          60.1%
 . Treasury        36.2
 . Other            3.7

What is your outlook for the months ahead?
As of the one-year period ended September 30, 2001, we find the markets slowly recovering from the devastating attacks of September 11. While we acknowledge the negative short-term effects of these events on the financial markets, and realize that significant volatility may be the general rule for several quarters, we remain optimistic about long-term prospects. Accordingly, we are taking a cautious, neutral stance at present. Basically, we will continue to seek good value along the Treasury yield curve, while monitoring our allocation of Treasuries relative to mortgage-backed securities. If interest rates begin to rise again, we may reduce our position in Treasuries and shift back to a stronger emphasis on mortgages.
   In terms of our Treasury exposure, we plan to maintain our emphasis on five-year securities, recognizing that their potential for price appreciation still may not have reached its peak. Since the outlook for a rise in inflation still remains low, we may consider adding more long-term Treasuries. Typically, once a series of rate cuts has ended, longer bonds tend to outperform.
   Regardless of what the coming months bring, however, we intend to pursue our disciplined investment strategy, which--we believe--is what helps make Oppenheimer Limited-Term Government Fund a part of The Right Way to Invest.


Top Five Holdings by Issuer/3/
-----------------------------------------------------
Federal National Mortgage Assn.                 41.2%
-----------------------------------------------------
U.S. Treasury                                   36.2
-----------------------------------------------------
Federal Home Loan Mortgage Corp.                13.0
-----------------------------------------------------
Government National Mortgage Assn.               4.3
-----------------------------------------------------
Repurchase Agreement                             3.7

3. Portfolio is subject to change. Percentages are as of September 30, 2001, and subject to change, and dollar-weighted based on total market value of investments. While the Fund seeks to maintain an average effective maturity of 3-years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.


5 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2001, Oppenheimer Limited-Term Government Fund emphasized mortgage-related securities, and in the latter part of the period, the team increased the portfolio's exposure to Treasury securities, particularly five-year Treasuries, which enjoyed a sustained rally in 2001. The portfolio management team actively adjusted the portfolio's allocations at various times in response to key market events directly affecting the bond markets. Mortgage-related securities provided the Fund with good returns during the fiscal year, especially in the second half. The management team expects to continue to emphasize these non-Treasury securities over the coming months, reducing the portfolio's exposure to Treasuries slightly as these securities reach what is believed to be a peak in value. In addition, should interest rates begin to shift higher, the team expects to slightly change the composition of the portfolio's Treasury holdings to include more long-term Treasury bonds.

Comparing the Fund's performance to the market.
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on February 1, 1995. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form.


6 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S.

     Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


7 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Limited-Term Government Fund (Class A)
Lehman Brothers U.S. Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index

                                    [CHART]

              Oppenheimer                                Lehman Brothers
             Limited-Term         Lehman Brothers            1-3 Year
            Government Fund       U.S. Government           Government
              (Class A)              Bond Index             Bond Index
 9/30/91         9,650                 10,000                 10,000
12/31/91        10,386                 10,536                 10,367
 3/31/92        10,085                 10,351                 10,381
 6/30/92        10,494                 10,761                 10,679
 9/30/92        10,724                 11,292                 10,992
12/31/92        10,763                 11,297                 11,014
 3/31/93        11,064                 11,808                 11,253
 6/30/93        11,342                 12,149                 11,378
 9/30/93        11,525                 12,544                 11,534
12/31/93        11,571                 12,501                 11,607
 3/31/94        11,654                 12,125                 11,550
 6/30/94        11,554                 11,987                 11,551
 9/30/94        11,631                 12,037                 11,667
12/31/94        11,665                 12,079                 11,667
 3/31/95        12,102                 12,648                 12,054
 6/30/95        12,358                 13,432                 12,437
 9/30/95        12,566                 13,671                 12,622
12/31/95        12,902                 14,295                 12,932
 3/31/96        12,914                 13,972                 12,981
 6/30/96        13,013                 14,038                 13,117
 9/30/96        13,258                 14,275                 13,337
12/31/96        13,503                 14,691                 13,589
 3/31/97        13,635                 14,572                 13,676
 6/30/97        13,982                 15,077                 13,980
 9/30/97        14,268                 15,582                 14,254
12/31/97        14,531                 16,100                 14,493
 3/31/98        14,723                 16,342                 14,701
 6/30/98        14,914                 16,773                 14,928
 9/30/98        15,346                 17,701                 15,384
12/31/98        15,511                 17,686                 15,502
 3/31/99        15,602                 17,433                 15,597
 6/30/99        15,624                 17,284                 15,680
 9/30/99        15,772                 17,399                 15,875
12/31/99        15,860                 17,291                 15,963
 3/31/00        16,026                 17,870                 16,165
 6/30/00        16,277                 18,150                 16,442
 9/30/00        16,613                 18,649                 16,804
12/31/00        17,022                 19,581                 17,268
 3/31/01        17,369                 20,073                 17,751
 6/30/01        17,494                 20,025                 17,965
 9/30/01        17,921                 21,122                 18,596

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01/1/
1-Year 5.17%     5-Year 5.70%     10-Year 6.01%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Limited-Term Government Fund (Class B)
Lehman Brothers U.S. Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index

                                    [CHART]

                Oppenheimer
                Limited-Term     Lehman Brothers      Lehman Brothers
               Government Fund   U.S. Government    1-3 Year Government
                  (Class B)         Bond Index           Bond Index
  5/3/93           10,000             10,000               10,000
 6/30/93           10,207             10,211               10,050
 9/30/93           10,371             10,542               10,188
12/31/93           10,392             10,507               10,253
 3/31/94           10,443             10,191               10,203
 6/30/94           10,332             10,074               10,203
 9/30/94           10,374             10,117               10,305
12/31/94           10,389             10,152               10,306
 3/31/95           10,748             10,630               10,648
 6/30/95           10,947             11,289               10,985
 9/30/95           11,118             11,489               11,149
12/31/95           11,394             12,014               11,423
 3/31/96           11,384             11,743               11,466
 6/30/96           11,451             11,798               11,587
 9/30/96           11,643             11,997               11,780
12/31/96           11,836             12,347               12,003
 3/31/97           11,931             12,247               12,080
 6/30/97           12,211             12,671               12,348
 9/30/97           12,437             13,096               12,591
12/31/97           12,645             13,531               12,802
 3/31/98           12,788             13,735               12,985
 6/30/98           12,928             14,097               13,186
 9/30/98           13,279             14,876               13,589
12/31/98           13,396             14,864               13,693
 3/31/99           13,449             14,652               13,777
 6/30/99           13,476             14,527               13,851
 9/30/99           13,603             14,623               14,023
12/31/99           13,679             14,532               14,100
 3/31/00           13,822             15,018               14,279
 6/30/00           14,039             15,254               14,523
 9/30/00           14,329             15,674               14,843
12/31/00           14,681             16,456               15,253
 3/31/01           14,980             16,870               15,680
 6/30/01           15,089             16,830               15,869
 9/30/01           15,457             17,752               16,426

Average Annual Total Returns of Class B Shares of the Fund at 9/30/01/1/
1-Year 4.17%     5-Year 5.51%      Since Inception 5.32%

1. See Notes on page 10 for further details.


8 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Limited-Term Government Fund (Class C)
Lehman Brothers U.S. Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index

                                    [CHART]

                 Oppenheimer
                 Limited-Term       Lehman Brothers        Lehman Brothers
                Government Fund     U.S. Government      1-3 Year Government
                  (Class C)           Bond Index             Bond Index
  2/1/95           10,000               10,000                 10,000
 3/31/95           10,298               10,279                 10,193
 6/30/95           10,503               10,917                 10,516
 9/30/95           10,658               11,110                 10,673
12/31/95           10,921               11,618                 10,935
 3/31/96           10,910               11,355                 10,977
 6/30/96           10,974               11,409                 11,092
 9/30/96           11,158               11,601                 11,277
12/31/96           11,333               11,940                 11,491
 3/31/97           11,435               11,843                 11,565
 6/30/97           11,704               12,253                 11,821
 9/30/97           11,920               12,664                 12,053
12/31/97           12,109               13,085                 12,255
 3/31/98           12,245               13,282                 12,431
 6/30/98           12,380               13,632                 12,623
 9/30/98           12,716               14,386                 13,009
12/31/98           12,841               14,374                 13,109
 3/31/99           12,880               14,169                 13,188
 6/30/99           12,874               14,048                 13,259
 9/30/99           12,971               14,141                 13,424
12/31/99           13,019               14,053                 13,498
 3/31/00           13,129               14,523                 13,669
 6/30/00           13,310               14,751                 13,903
 9/30/00           13,574               15,157                 14,209
12/31/00           13,882               15,914                 14,601
 3/31/01           14,140               16,314                 15,010
 6/30/01           14,201               16,275                 15,191
 9/30/01           14,539               17,166                 15,725

Average Annual Total Returns of Class C Shares of the Fund at 9/30/01/1/
1-Year 7.08%     5-Year 5.65%     Since Inception 5.78%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Limited-Term Government Fund (Class Y)
Lehman Brothers U.S. Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index

                                    [CHART]

                Oppenheimer                                     Lehman Brothers
                Limited-Term         Lehman Brothers               1-3 year
               Government Fund       U.S. Government            U.S. Government
                  (Class Y)             Bond Index                 Bond Index
 1/26/98           10,000                 10,000                     10,000
 3/31/98           10,207                 10,001                     10,048
 6/30/98           10,336                 10,265                     10,202
 9/30/98           10,644                 10,832                     10,515
12/31/98           10,768                 10,823                     10,595
 3/31/99           10,843                 10,669                     10,660
 6/30/99           10,867                 10,578                     10,717
 9/30/99           10,979                 10,648                     10,850
12/31/99           11,052                 10,581                     10,910
 3/31/00           11,178                 10,936                     11,048
 6/30/00           11,364                 11,107                     11,237
 9/30/00           11,606                 11,413                     11,485
12/31/00           11,895                 11,983                     11,802
 3/31/01           12,146                 12,284                     12,132
 6/30/01           12,249                 12,255                     12,278
 9/30/01           12,537                 12,926                     12,710

Average Annual Total Returns of Class Y Shares of the Fund at 9/30/01/1/
1-Year 9.19%     Since Inception 6.34%

The performance information for both indices in the graphs begins on 9/30/91 for Class A, 4/30/93 for Class B, 1/31/95 for Class C and 1/31/98 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


9 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares were first publicly offered on 3/1/01. For this reason, no performance information on Class N shares is shown in graphic form, and the cumulative total return information shown on page 4 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                      Financials



11 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2001

                                                                Principal            Market Value
                                                                   Amount              See Note 1
=================================================================================================
Mortgage-Backed Obligations--70.8%
-------------------------------------------------------------------------------------------------
Government Agency--70.8%
-------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--65.2%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations:
Series 2001-53, Cl. PR, 6%, 9/25/31                           $30,000,000            $30,731,250
Series 2341, Cl. PE, 6.50%, 3/15/30                            15,000,000             15,356,836
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
9.25%, 11/1/08                                                    164,918                175,463
10%, 12/25/10-8/1/21                                            2,584,957              2,853,245
11%, 11/1/20                                                    1,327,765              1,509,962
11.50%, 2/1/16                                                    319,107                373,155
12%, 6/1/15                                                       468,929                531,401
Series 151, Cl. F, 9%, 5/15/21                                    842,304                899,421
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass
Mtg. Pass-Through Certificates:
8.50%, 3/1/31                                                  15,479,227             16,410,303
11.50%, 6/1/20                                                    361,018                416,367
11.75%, 1/1/16-4/1/19                                             649,323                742,044
12.50%, 7/1/19                                                    867,497                999,600
13%, 8/1/15                                                     1,005,960              1,162,226
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 164, Cl. A, 5.33%, 3/1/24/1/                             8,150,374              1,744,690
Series 192, Cl. IO, 11.40%, 2/1/28/1/                          40,393,985              7,251,983
Series 194, Cl. IO, 9.94%, 4/1/28/1/                           16,728,412              3,384,890
Series 197, Cl. IO, 7.32%, 4/1/28/1/                           27,841,221              5,929,310
Series 199, Cl. IO, 14.71%, 8/1/28/1/                          39,385,479              7,901,712
Series 202, Cl. IO, 9.56%, 4/1/29/1/                           36,296,495              7,157,215
Series 203, Cl. IO, 14.27%, 6/15/29/1/                         40,619,754              8,365,131
Series 204, Cl. IO, 10.41%, 5/15/29/1,2/                        2,511,758                532,179
Series 207, Cl. IO, 7.39%, 4/15/30/1/                           8,865,931              1,388,072
Series 208, Cl. IO, 12.54%, 6/1/30/1/                           9,782,166              1,360,333
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 2155, Cl. PO, 3.93%, 5/15/29/3/    2,599,779              2,011,579
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Certificates:
Series 1541, Cl. H, 7%, 10/15/22                                6,500,000              7,017,920
Series 1562, Cl. C, 7%, 3/15/21                                15,000,000             15,651,450
Series 1625, Cl. G, 5.75%, 1/15/08                              3,035,625              3,071,658
Series 2228, Cl. PQ, 7.50%, 8/15/25                             8,579,000              9,112,442
Series 2298, Cl. PC, 6.50%, 10/15/26                            5,000,000              5,178,125
Series 2304, Cl. PG, 6.50%, 3/15/30                            11,000,000             11,412,500
Series 2312, Cl. PH, 6.50%, 12/15/27                            9,000,000              9,348,750
Series 2315, Cl. CM, 6.50%, 1/15/25                             7,000,000              7,398,090
Series 2316, Cl. PD, 6%, 11/15/20                              19,194,948             19,830,781
Series 2319, Cl. PG, 6.50%, 4/15/30                            12,500,000             13,031,250
Series 2328, Cl. QC, 6.50%, 3/15/30                            15,000,000             15,623,400
Series 2351, Cl. EF, 6.50%, 12/15/24                           10,000,000             10,571,800
Series 2355, Cl. TB, 6.50%, 9/15/31                            12,500,000             12,890,236
-------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.--Government
National Mortgage Assn., Gtd. Multiclass Mtg.
Participation Certificates, Series 28, Cl. PG,
6.875%, 2/25/23                                                 5,500,000              5,885,000


12 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                Principal           Market Value
                                                                   Amount             See Note 1
-------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn. Grantor Trust,
Commercial Mtg. Obligations, Trust 2001-T6, Cl. B,
6.088%, 5/25/11                                              $ 10,125,000           $ 10,621,803
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 10/25/13-10/25/31/2/                                      255,000,000            255,973,950
6.50%, 10/25/28/2/                                             91,500,000             93,043,605
6.50%, 1/1/29-5/1/31                                           89,814,008             91,537,935
7%, 10/25/27/2/                                                61,000,000             63,096,570
7%, 7/1/13-4/1/30                                              46,299,260             48,034,608
7.50%, 9/1/29-1/1/30                                           15,225,038             15,842,261
9%, 8/1/19                                                        159,185                172,398
9.50%, 11/1/21                                                    114,559                124,456
10.50%, 12/1/14                                                   556,051                598,276
11%, 11/1/15-7/20/19                                            7,512,143              8,480,064
11.25%, 6/1/14-2/15/16                                          1,119,840              1,281,751
11.50%, 7/15/19-11/17/20                                        2,714,742              3,125,366
11.75%, 7/1/11-10/1/14                                             67,738                 76,668
12%, 1/1/16-8/1/16                                              2,397,305              2,724,632
12.50%, 8/1/15                                                    243,164                284,306
13%, 8/1/10-8/1/26                                              2,026,190              2,387,749
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                               2,252,988              2,421,242
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                           4,000,000              4,248,720
Trust 1998-25, Cl. J, 6.50%, 12/18/25                          18,682,816             19,529,335
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations:
Trust 2001-28, Cl. PN, 6.50%, 5/25/20                          15,000,000             15,712,500
Trust 2001-44, Cl. ML, 6.50%, 8/25/31                           5,000,000              5,031,250
Trust 2001-44, Cl. QA, 5.75%, 6/25/10                          20,000,000             20,731,200
Trust 2001-52, Cl. El, 6.50%, 9/25/31                          10,000,000             10,340,314
Trust 2001-52, Cl. HB, 6.50%, 9/25/31                           5,000,000              5,170,157
Trust 2001-60, Cl. OG, 6.50%, 10/25/31/2/                       5,000,000              5,023,828
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
8%, 1/1/23                                                         82,075                 87,295
12.50%, 12/1/15                                                   681,826                800,075
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, (3.05)%, 2/1/28/1/                              567,043                 99,056
Trust 302, Cl. 2, 7.94%, 6/1/29/1/                             13,859,268              3,025,218
Trust 311, Cl. 2, 6.50%, 6/1/30/1/                             13,721,557              3,044,471
Trust 1997-78, Cl. IC, 8.76%, 10/18/27/1/                       5,000,000                784,375
Trust 2001-T4, Cl. IO, 34.07%, 7/25/28/1 /                     38,676,522                906,481
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1991-169, Cl. PK, 8%, 10/25/21                              322,686                339,827
Trust 1999-29, Cl. D, 6.50%, 12/25/26                          19,656,474             20,448,827
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed
Security, Trust G, Cl. 2, 11.50%, 3/1/09                          752,984                845,925
                                                                                    -------------
                                                                                     981,208,263


13 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

                                                                Principal           Market Value
                                                                   Amount             See Note 1
-------------------------------------------------------------------------------------------------
GNMA/Guaranteed--5.6%
Government National Mortgage Assn.:
6.50%, 1/15/24                                               $  2,491,612         $    2,567,233
7%, 1/15/28-1/20/30                                            52,778,421             54,872,098
7.50%, 1/15/28-9/15/28                                         17,121,841             17,920,435
8%, 9/15/07-10/15/28                                            5,501,472              5,793,290
8.50%, 9/15/21                                                     13,200                 14,215
9.50%, 9/15/17                                                     35,481                 39,098
10.50%, 2/15/16-7/15/21                                           718,344                816,139
11%, 10/20/19                                                   1,398,208              1,597,229
11.50%, 1/15/13-5/15/13                                           190,154                215,552
13%, 2/15/11-9/15/14                                               22,255                 26,085
                                                                                -----------------
                                                                                      83,861,374
                                                                                -----------------
Total Mortgage-Backed Obligations (Cost $1,054,769,413)                            1,065,069,637
=================================================================================================
U.S. Government Obligations--47.2%
U.S. Treasury Bonds, 8.75%, 5/15/17                            14,600,000             19,936,986
-------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 5/15/06                                                17,500,000             18,123,455
5%, 8/15/11                                                    30,000,000             31,007,820
5.50%, 5/31/03/4/                                             102,000,000            106,591,122
5.625%, 2/15/06-5/15/08                                        56,400,000             60,683,308
5.75%, 4/30/03-11/15/05                                       121,010,000            127,444,877
5.875%, 11/15/04                                               37,500,000             40,224,638
6.125%, 12/31/01                                              115,600,000            116,661,208
6.50%, 8/15/05                                                  5,000,000              5,512,110
6.625%, 5/31/02                                                50,900,000             52,305,400
6.75%, 5/15/05                                                 28,000,000             30,958,620
7%, 7/15/06                                                    16,500,000             18,695,919
7.50%, 2/15/05/5/                                              34,500,000             38,866,424
7.875%, 11/15/04/5/                                            37,550,000             42,465,257
                                                                                -----------------
Total U.S. Government Obligations (Cost $678,616,006)                                709,477,144
=================================================================================================
Corporate Bonds and Notes--7.4%
Federal Home Loan Bank Unsec. Nts., Series 110, 4.87%,
1/22/02                                                        30,000,000             30,222,690
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Benchmark Nts.,
3.50%, 9/15/04                                                 40,000,000             39,856,400
-------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
5.50%, 2/15/06                                                 16,100,000             16,951,722
6%, 5/15/11                                                     4,000,000              4,210,640
-------------------------------------------------------------------------------------------------
Freddie Mac Unsec. Nts., 3.50%, 9/15/03                        20,000,000             20,120,313
                                                                                -----------------
Total Corporate Bonds and Notes (Cost $110,034,855)                                  111,361,765

                                                     Date      Strike   Contracts
=================================================================================================
Options Purchased--0.0%
U.S. Treasury Nts. Futures, 5 yr.,
12/19/01 Call (Cost $1,372,800)                  10/26/01     108.50%       1,560        804,375


14 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                                 Principal          Market Value
                                                                                                    Amount            See Note 1
=================================================================================================================================
Repurchase Agreements--4.8%

Repurchase agreement with Banc One Capital Markets, Inc., 3.15%, dated
9/28/01, to be repurchased at $71,877,863 on 10/1/01, collateralized by U.S.
Treasury Nts., 5.625%-6.50%, 11/30/02-2/15/10, with a value of $58,813,775 and U.S. Treasury Bills,
3/28/02, with a value of $14,529,664 (Cost $71,859,000)                                         $71,859,000       $   71,859,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,916,652,074)                                                     130.2%       1,958,571,921
---------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                 (30.2)        (454,486,917)
                                                                                                ---------------------------------
Net Assets                                                                                            100.0%      $1,504,085,004
                                                                                                =================================

Footnotes to Statement of Investments

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $52,875,116 or 3.52% of the Fund's net assets as of September 30, 2001.
2. When-issued security to be delivered and settled after September 30, 2001.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4. A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                              Contracts (000s)   Expiration   Exercise   Premium    Market Value
                                               Subject to Put          Date      Price  Received      See Note 1
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures, 5 yr., 12/19/01            18,000      10/26/01     .1065%   $47,850         $25,313

5. Securities with an aggregate market value of $25,270,041 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


15 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND


STATEMENT OF ASSETS AND LIABILITIES September 30, 2001

===========================================================================================
Assets
Investments, at value (cost $1,916,652,074)--see accompanying statement     $1,958,571,921
-------------------------------------------------------------------------------------------
Cash                                                                            10,974,421
-------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $121,193,958 sold on a when-issued basis)          152,056,496
Interest and principal paydowns                                                 17,697,247
Shares of beneficial interest sold                                              12,391,884
Other                                                                               53,440
                                                                           ----------------
Total assets                                                                 2,151,745,409
===========================================================================================
Liabilities
Options written, at value (premiums received $47,850)--
see accompanying statement                                                          25,313
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $535,402,616 purchased on a                   637,365,068
when-issued basis)
Shares of beneficial interest redeemed                                           7,380,351
Dividends                                                                        1,541,722
Distribution and service plan fees                                                 834,751
Daily variation on futures contracts                                               282,888
Transfer and shareholder servicing agent fees                                       49,499
Shareholder reports                                                                 41,681
Trustees' compensation                                                                 475
Other                                                                              138,657
                                                                           ----------------
Total liabilities                                                              647,660,405

===========================================================================================
Net Assets                                                                  $1,504,085,004
                                                                          =================

===========================================================================================
Composition of Net Assets
Paid-in capital                                                             $1,524,016,323
-------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                             (332,013)
-------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                (61,944,413)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                       42,345,107
                                                                          -----------------
Net Assets                                                                  $1,504,085,004
                                                                          =================


16 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

=============================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$786,012,293 and 76,918,474 shares of beneficial interest outstanding)                               $ 10.22
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                                          $ 10.59
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$425,088,045 and 41,607,676 shares of beneficial interest outstanding)                              $  10.22
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$248,536,506 and 24,365,373 shares of beneficial interest outstanding)                              $  10.20
--------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,921,507 and 188,242 shares of beneficial interest outstanding)                                   $  10.21
--------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $42,526,653 and 4,165,712 shares of beneficial interest outstanding)                   $ 10.21


See accompanying Notes to Financial Statements.


17 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2001

==========================================================================================
Investment Income
Interest                                                                     $ 72,568,615
==========================================================================================
Expenses
Management fees                                                                 5,226,961
------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                         1,671,016
Class B                                                                         3,534,249
Class C                                                                         1,905,510
Class N                                                                               862
------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                           907,019
Class B                                                                           471,232
Class C                                                                           255,366
Class N                                                                               526
Class Y                                                                            53,051
------------------------------------------------------------------------------------------
Shareholder reports                                                               269,241
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                        80,983
------------------------------------------------------------------------------------------
Trustees' compensation                                                             41,983
------------------------------------------------------------------------------------------
Accounting service fees                                                            12,000
------------------------------------------------------------------------------------------
Other                                                                             283,606
                                                                             -------------
Total expenses                                                                 14,713,605
Less reduction to custodian expenses                                              (28,215)
                                                                             -------------
Net expenses                                                                   14,685,390
==========================================================================================
Net Investment Income                                                          57,883,225
==========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                    11,437,607
Closing of futures contracts                                                   (5,648,913)
Closing and expiration of option contracts written                                  8,500
                                                                             -------------
Net realized gain (loss)                                                        5,797,194
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments            40,628,118
                                                                             -------------
Net realized and unrealized gain (loss)                                        46,425,312
==========================================================================================
Net Increase in Net Assets Resulting from Operations                         $104,308,537
                                                                             =============

See accompanying Notes to Financial Statements.


18 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                            2001                    2000
=================================================================================================
Operations
Net investment income (loss)                               $  57,883,225          $   74,810,819
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       5,797,194             (38,336,617)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          40,628,118              21,608,634
                                                          ---------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                   104,308,537              58,082,836
==================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                      (39,312,036)            (41,661,682)
Class B                                                      (17,580,012)            (19,543,002)
Class C                                                       (9,464,613)            (10,037,864)
Class N                                                          (18,973)                     --
Class Y                                                       (1,314,617)               (274,588)
==================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                      138,670,268             (99,636,221)
Class B                                                       84,902,984             (65,784,406)
Class C                                                       74,153,988             (39,825,740)
Class N                                                        1,893,354                      --
Class Y                                                       35,409,885               6,333,275
==================================================================================================
Net Assets
Total increase (decrease)                                    371,648,765            (212,347,392)
--------------------------------------------------------------------------------------------------
Beginning of period                                         1,132,436,239          1,344,783,631
                                                          ----------------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(332,013) and $2,483,465,
respectively]                                              $1,504,085,004         $1,132,436,239
                                                         =========================================

See accompanying Notes to Financial Statements.


19 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A     Year Ended September 30,                                   2001       2000       1999       1998        1997
===============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                 $   9.93   $  10.03   $  10.37    $  10.30    $  10.26
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .50/1/     .64        .63         .67         .73
Net realized and unrealized gain (loss)                                   .37/1/    (.13)      (.35)        .10         .03
                                                                       --------------------------------------------------------
Total income (loss) from investment operations                            .87        .51        .28         .77         .76
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.58)      (.61)      (.62)       (.68)       (.71)
Dividends in excess of net investment income                               --         --         --        (.02)         --
Tax return of capital distribution                                         --         --         --          --        (.01)
                                                                       --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                          (.58)      (.61)      (.62)       (.70)       (.72)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.22   $   9.93   $  10.03    $  10.37    $  10.30
                                                                     ==========================================================
===============================================================================================================================
Total Return, at Net Asset Value/2/                                      8.98%      5.33%      2.78%       7.70%       7.62%
===============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                             $786,012   $627,495   $734,407    $634,677    $524,508
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $681,977   $673,323   $696,607    $584,171    $443,514
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                                    4.96%/1/   6.46%      6.23%       6.52%       7.13%
Expenses                                                                 0.85%      0.83%      0.84%       0.82%/4/    0.87%/4/
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    97%       121%       141%        161%         68%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                                     $ .53
Net realized and unrealized gain (loss)                     .34
Net investment income ratio                                5.25%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


20 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B  Year Ended September 30,          2001             2000          1999             1998            1997
================================================================================================================
Per Share Operating Data
Net asset value, beginning of period    $   9.93         $  10.02      $  10.37         $  10.30        $  10.26
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .43/1/           .57           .56              .60             .66
Net realized and unrealized gain (loss)      .36/1/          (.12)         (.37)             .09             .02
                                         -----------------------------------------------------------------------
Total income (loss) from investment
operations                                   .79              .45           .19              .69             .68
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.50)            (.54)         (.54)            (.60)           (.63)

Dividends in excess of net investment
income                                        --               --            --             (.02)             --
Tax return of capital distribution            --               --            --               --            (.01)
                                        ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.50)            (.54)         (.54)            (.62)           (.64)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  10.22         $   9.93      $  10.02         $  10.37        $  10.30
                                                                       =========================================
================================================================================================================
Total Return, at Net Asset Value/2/         8.17%            4.64%         1.91%            6.90%           6.82%
================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in           $425,088         $329,877      $399,692         $277,381        $183,476
thousands)
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $353,905         $360,003      $351,099         $210,362        $171,496
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                       4.20%/1/         5.70%         5.48%            5.76%           6.39%
Expenses                                    1.60%            1.59%         1.59%            1.58%/4/        1.62%/4/
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       97%             121%          141%             161%             68%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $.45
Net realized and unrealized gain (loss)         .34
Net investment income ratio                    4.49%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


21 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C  Year Ended September 30,           2001        2000          1999            19981            1997
================================================================================================================
Per Share Operating Data
Net asset value, beginning of period    $   9.92    $  10.01      $  10.35         $  10.29         $ 10.25
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .44/2/      .57           .56              .59             .66
Net realized and unrealized gain (loss)      .34/2/     (.12)         (.36)             .09             .02
                                         -----------------------------------------------------------------------
Total income (loss) from investment
operations                                   .78         .45           .20              .68             .68
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.50)       (.54)         (.54)            (.61)           (.63)
Dividends in excess of net investment
income                                        --          --            --             (.01)             --
Tax return of capital distribution            --          --            --               --            (.01)
                                         -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.50)       (.54)         (.54)            (.62)           (.64)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  10.20    $   9.92      $  10.01         $  10.35         $ 10.29
                                        ========================================================================
================================================================================================================
Total Return, at Net Asset Value/3/         8.08%       4.65%         2.01%            6.81%           6.83%
================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                              $248,537    $168,665      $210,616         $143,563         $73,559
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $190,885    $184,442      $187,226         $100,604         $57,506
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                       4.21%/1/    5.70%         5.47%            5.73%           6.35%
Expenses                                    1.60%       1.59%         1.59%            1.57%/5/        1.62%/5/
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       97%        121%          141%             161%             68%

1. Per share amounts calculated on the average shares outstanding during the period.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial
Statements, these amounts would have been:
Net investment income                      $ .46
Net realized and unrealized gain (loss)      .32
Net investment income ratio                 4.50%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


22 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N Period Ended September 30,                                      2001/1/
================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $10.06
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .32/2/
Net realized and unrealized gain (loss)                                  .15/2/
                                                                     -----------
Total income (loss) from investment operations                           .47
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.32)
Dividends in excess of net investment income                              --
Tax return of capital distribution                                        --
                                                                     -----------
Total dividends and/or distributions
to shareholders                                                         (.32)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $10.21
                                                                     ===========
================================================================================
Total Return, at Net Asset Value/3/                                     4.74%
================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                              $1,922
--------------------------------------------------------------------------------
Average net assets (in thousands)                                     $  597
--------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                   5.29%/2/
Expenses                                                                0.87%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                   97%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                  $   .33
Net realized and unrealized gain (loss)    .14
Net investment income ratio               5.58%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


23 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,                       2001          2000            1999             1998/1/
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $  9.93        $10.03          $10.37           $10.33
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .56/2/        .68             .66              .47
Net realized and unrealized gain (loss)                 .33/2/       (.13)           (.34)             .06
                                                    -----------------------------------------------------------
Total income (loss) from investment
operations                                              .89           .55             .32              .53
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                   (.61)         (.65)           (.66)            (.47)
Dividends in excess of net investment income             --            --              --             (.02)
Tax return of capital distribution                       --            --              --               --
                                                    -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.61)         (.65)           (.66)            (.49)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 10.21        $ 9.93          $10.03           $10.37
                                                    ===========================================================
===============================================================================================================
Total Return, at Net Asset Value/3/                    9.19%         5.71%           3.15%            5.30%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $42,527        $6,400             $69               $1
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $22,239        $4,178             $ 2               $1
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                  5.14%/2/      6.78%           6.75%            6.82%
Expenses                                               0.71%         0.51%           0.60%            0.43%/5/
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  97%          121%            141%             161%

1. For the period from January 26,1998 (inception of offering) to September 30,1998.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would hav been:
Net investment income                       $.58
Net realized and unrealized gain (loss)      .31
Net investment income ratio                 5.43%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


24 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1.Significant Accounting Policies
 Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such transactions while remaining substantially fully invested. As of September 30, 2001, the Fund had entered into net outstanding when-issued transactions of $414,208,658.


25 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1.Significant Accounting Policies Continued
 In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
      Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                       Expiring
                       ------------------------------
                       2007               $10,940,944
                       2008                11,073,650
                       2009                18,671,218
                                          -----------
                       Total              $40,685,812
                                          ===========

As of September 30, 2001, the Fund had approximately $307,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.


26 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

-------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $180,125, a decrease in overdistributed net investment income of $6,991,548, and an increase in accumulated net realized loss on investments of $6,811,423. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
 Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $6,335,958 decrease to cost of securities and a corresponding $6,335,958 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $3,612,650, net realized gain on investments decreased by $1,875,590, and the change in net unrealized appreciation on investments increased by $5,488,240.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
================================================================================
 2.Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    Year Ended September 30, 2001/1/              Year Ended September 30, 2000
                                                     Shares                 Amount               Shares                   Amount
----------------------------------------------------------------------------------------------------------------------------------
ClassA
Sold                                                63,536,906           $638,280,905          70,936,140          $ 702,318,180
Dividends and/or
distributions reinvested                             3,006,741             30,225,706           3,223,777             31,913,471
Redeemed                                           (52,786,036)          (529,836,343)        (84,255,468)          (833,867,872)
                                                   -------------------------------------------------------------------------------
Net increase (decrease)                             13,757,611           $138,670,268         (10,095,551)         $ (99,636,221)
                                                    ==============================================================================
----------------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                18,215,565           $183,440,362           9,543,723          $  94,609,502
Dividends and/or
distributions reinvested                             1,273,189             12,798,728           1,425,275             14,108,453
Redeemed                                           (11,091,261)          (111,336,106)        (17,633,284)          (174,502,361)
                                                   -------------------------------------------------------------------------------
Net increase (decrease)                              8,397,493           $ 84,902,984          (6,664,286)         $ (65,784,406)
                                                   ===============================================================================
----------------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                13,360,526           $134,260,826           7,188,629          $  71,098,127
Dividends and/or
distributions reinvested                               671,953              6,745,199             725,299              7,171,108
Redeemed                                            (6,671,778)           (66,852,037)        (11,949,056)          (118,094,975)
                                                   -------------------------------------------------------------------------------
Net increase (decrease)                              7,360,701           $ 74,153,988          (4,035,128)         $ (39,825,740)
                                                   ===============================================================================
----------------------------------------------------------------------------------------------------------------------------------
Class N
Sold                                                   193,366           $  1,945,897                  --          $          --
Dividends and/or
distributions reinvested                                 1,984                 18,941                  --                     --
Redeemed                                                (7,108)               (71,484)                 --                     --
                                                   -------------------------------------------------------------------------------
Net increase (decrease)                                188,242           $  1,893,354                  --          $          --
                                                   ===============================================================================
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                 4,241,017           $ 42,632,874           1,038,548          $  10,289,874
Dividends and/or
distributions reinvested                                   358                  3,645                  --                     --
Redeemed                                              (719,962)            (7,226,634)           (401,120)            (3,956,599)
                                                   -------------------------------------------------------------------------------
Net increase (decrease)                              3,521,413           $ 35,409,885             637,428          $   6,333,275
                                                   ===============================================================================


1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


28 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
 3.Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $1,908,136,108 and $1,341,047,577, respectively.

 As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,938,099,432 was:

            Gross unrealized appreciation                $54,284,207
            Gross unrealized depreciation                (33,811,718)
                                                         -----------
            Net unrealized appreciation (depreciation)   $20,472,489
                                                         ===========

================================================================================
 4.Management Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.42%.
--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           Aggregate         Class A      Commissions      Commissions     Commissions      Commissions
                           Front-End       Front-End       on Class A       on Class B      on Class C       on Class N
                       Sales Charges   Sales Charges           Shares           Shares          Shares           Shares
                          on Class A     Retained by      Advanced by      Advanced by     Advanced by      Advanced by
 Year Ended                   Shares     Distributor   Distributor/1/   Distributor/1/  Distributor/1/   Distributor/1/
 -----------------------------------------------------------------------------------------------------------------------
 September 30, 2001
 30,2001                  $2,321,204        $592,098         $570,592       $2,697,138        $861,136          $13,756

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


29 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 4.Management Fees and Other Transactions with Affiliates Continued

                               Class A                         Class B                       Class C                  Class N
                   Contingent Deferred             Contingent Deferred           Contingent Deferred      Contingent Deferred
                         Sales Charges                   Sales Charges                 Sales Charges            Sales Charges
                           Retained by                     Retained by                   Retained by              Retained by
 Year Ended                Distributor                     Distributor                   Distributor              Distributor
------------------------------------------------------------------------------------------------------------------------------------
 September
 30, 2001                      $48,005                        $668,783                       $75,221                      $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $1,671,016, all of which were paid by the Distributor to recipients, and included $103,052 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


30 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                           Distributor's
                                                        Distributor's          Aggregate
                                                            Aggregate       Unreimbursed
                                                         Unreimbursed      Expenses as %
                  Total Payments   Amount Retained           Expenses      of Net Assets
                      Under Plan    by Distributor         Under Plan           of Class
-------------------------------------------------------------------------------------------
Class B Plan          $3,534,249        $2,795,578         $7,199,825               1.69%
Class C Plan           1,905,510           495,114          5,096,195               2.05
Class N Plan                 862               850             30,065               1.56
===========================================================================================

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


31 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
NOTES TO FINANCIAL STATEMENTS Continued

5. Futures Contracts Continued
As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                              Expiration     Number of      Valuation as of         Appreciation
Contract Description               Dates     Contracts   September 30, 2001        (Depreciation)
---------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Treasury Nts., 5 yr.       12/19/01          420           45,438,750              $ 19,218
U.S. Treasury Nts., 10 yr.      12/19/01          484           52,650,125               366,437
                                                                                   ----------------
                                                                                         385,655
                                                                                   ----------------
Contracts to Sell
U.S. Long Bond                  12/19/01          189           19,939,500                (3,188)
                                                                                   ----------------
                                                                                        $382,467
                                                                                   ================

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


32 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Written option activity for the year ended September 30, 2001 was as follows:

                                                   Call Options                  Put Options
                                     ---------------------------------------------------------
                                     Number of        Amount of     Number of      Amount of
                                     Contracts         Premiums     Contracts       Premiums
----------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 2000                         --         $      --            --       $     --
Options written                       120,800           922,663        18,000         47,850
Options closed or expired            (120,800)         (922,663)           --             --
                                   -----------------------------------------------------------
Options outstanding at
September 30, 2001                         --         $      --        18,000       $ 47,850
                                   ===========================================================

==============================================================================================

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


33 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders
of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
October 19, 2001


34 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


35 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
Officers and Trustees    James C. Swain, Trustee, CEO and Chairman of the Board
                         John V. Murphy, Trustee and President
                         William L. Armstrong, Trustee
                         Robert G. Avis, Trustee
                         George C. Bowen, Trustee
                         Edward L. Cameron, Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         F. William Marshall, Jr., Trustee
                         Leslie Falconio, Vice President
                         John S. Kowalik, Vice President
                         Gina Palmieri, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer


================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         498 Seventh Avenue, New York, NY 10018





         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


36 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple.
Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

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P.O. Box 5270, Denver, CO 80217-5270
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Ticker Symbols Class A: OPGVX Class B: OGSBX Class C: OLTCX
               Class N: OLTNX Class Y: OLTYX
----------------------------------------------------------------
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declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

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RA0855.001.0901 November 29, 2001